Exhibit 99.2 Q3 2022 Results Presentation November 17, 2022

Cautionary Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as believes, anticipates, plans, may, intends, will, should, expects, and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, comments about Kohl's future financial plans, capital generation, management and deployment strategies, adequacy of capital resources and the competitive environment. Such statements are subject to certain risks and uncertainties, which could cause Kohl's actual results to differ materially from those anticipated by the forward looking statements. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in the Company's Annual Report on Form 10-K and Item 1A of Part II of the Company's Quarterly Report on Form 10-Q for the first quarter of fiscal 2022, which are expressly incorporated herein by reference, and other factors as may periodically be described in the Company's filings with the SEC. Any number of risks and uncertainties could cause actual results to differ materially from those Kohl’s expresses in its forward-looking statements, including macroeconomic conditions such as inflation and the long-term impact of COVID-19 on the economy and the pace of recovery thereafter. Forward-looking statements speak as of the date they are made, and Kohl’s undertakes no obligation to update them. Non-GAAP Financial Measures In addition, this presentation contains non-GAAP financial measures, including Free Cash Flow. Reconciliations of all non-GAAP measures to the most directly comparable GAAP measures are included in the Appendix of this presentation. 2

Q3 2022 Results Presentation Q3 2022 Results 4 2022 Outlook Commentary 10 Our Strategy 12 3

Q3 2022 Results 4

Q3 2022 Summary Key Takeaways Q3 2022 • Comparable sales declined (6.9%) versus Q3 2021; net sales declined (7.2%) • Performance during the third quarter was relatively in line with our expectations, as the organization • Gross margin decreased (263 bps) compared to last year due to increased freight costs managed the business effectively in a challenging and product cost inflation, as well as elevated shrink macroeconomic environment • SG&A expense decreased (3.3%) benefiting primarily from the lack of holiday-based retention • High inflation continues to dampen consumer incentives this year and lapping last year’s Sephora roll out expenses, as well as disciplined spending and our business, especially expense management which offset wage headwinds in the discretionary categories we offer. • Operating margin of 4.7% in Q3 with diluted earnings per share of $0.82 Our middle-income customers continued to purchase fewer items per trip and trade • Inventory increased 34% to last year, with our Sephora at Kohl’s beauty investments contributing down to value-oriented private brands 5 percentage points of the increase; when compared to the third quarter of 2019, inventory was flat • Sephora, a key element of our strategy, delivered strong beauty sales growth. We continue to see mid-to-high single digit percent sales lifts in stores with Sephora relative to the balance of the chain • Subsequent to the end of the quarter, completed $500M accelerated share repurchase program. In total, received 17.9M shares, consisting of 11.8M shares in Q3 and the remaining 6.1M shares in Q4 • Focused on maintaining strong balance sheet with long-term objective of sustaining Investment Grade rating with leverage target of 2.5x 5 5

Sephora at Kohl’s continues to drive impressive results in Q3 • Kohl’s stores with Sephora continue to outperform the balance of chain, attracting new customers and driving traffic • The partnership is attracting new, younger, and more diverse customers. Customers that shop Sephora at Kohl's visit more frequently than our average customer. • Approximately 400 Sephora shops opened in 2022 and will open another 250 shops in 2023, taking our total to 850 2,500 sq. ft. shops • Working with Sephora to design a smaller footprint concept for our remaining 300 stores, creating a Sephora presence across our entire store base • Targeting $2 billion in sales and highly accretive to operating margin 6

Q3 2022 Gross Margin & SG&A Expense Performance Gross Margin SG&A Expense Decreased (263 bps) versus Q3 2021 Deleveraged (120 bps) vs Q3 2021 $1,380M $1,334M 39.9% 37.3% % Total 30.0% 31.2% Revenue Q3 2021 Q3 2022 Q3 2021 Q3 2022 Q3 2022 Gross Margin Takeaways Q3 2022 SG&A Takeaways • Elevated freight costs pressured margin by 150 bps • Lack of holiday-based retention incentives this year • Higher product costs driven by inflation were a 50 bps headwind • Lapping last year’s Sephora roll out expenses • Elevated shrink • Disciplined expense management offset continued wage headwinds • Continued to benefit from price/promotion optimization 7

Committed to Balance Sheet Strength Through Balanced Capital Allocation Strategy • Long-term objective of maintaining Investment Grade rating with a leverage target of 2.5x • Will continue to prioritize investments in the business, followed by our commitment to the dividend with excess cash deployed for liability management and share repurchases • We remain firmly committed to the health of our balance sheet and will plan our capital allocation decisions going forward to continue to reflect this priority 2022 Actions Forward Commitments • Investment in the Business • Return to normalized cash & path to 2.5x leverage ratio • Investing approximately $825M, driven by -400 additional Sephora shops • Investment in our Business Remains First Priority of Cash Usage and store refreshes • Open 250 additional Sephora at Kohl’s shops, as well as make • Commitment to the Dividend progress on developing a smaller footprint concept for our remaining 300 stores • Increased quarterly dividend to $0.50 per share, equating to a $2.00 annual run rate • Expect capital expenditures to be lower in 2023 than in 2022 • Share Repurchases • Commitment to the Dividend • $658M in share repurchases, inclusive of $500M ASR completed on November 2, 2022 • Remain firmly committed to our current dividend • Asset Monetization • Liability Management • Will continue normal process of regularly evaluating real estate to optimize portfolio, but not engage in a transformative sale-leaseback transaction at this time • Plan to retire the 2023 bond maturities totaling $275M during 2023 • Revolver • Share Repurchases • Leveraged revolver to support seasonal inventory build ahead of holiday as well as to fund the ASR • We are not planning on repurchasing any additional shares until our balance sheet is strengthened on a path towards • Expect to fully repay revolver borrowings in early December as we move through our leverage target of 2.5 times the key parts of the holiday selling season. 8

Q3 Key Metrics Consolidated Statement of Operations Three Months Ended (Dollars in Millions) October 29, 2022 October 30, 2021 Net Sales $ 4,052 $ 4,366 Total Revenue 4,277 4,600 Gross Margin Rate 37.3% 39.9% SG&A 1,334 1,380 Depreciation 202 210 Operating Income 200 387 Interest Expense 81 66 Provision for Income Taxes 22 78 Net Income 97 243 Diluted EPS $0.82 $1.65 Key Balance Sheet Items October 29, 2022 October 30, 2021 (Dollars in Millions) Cash and Cash Equivalents $ 194 $ 1,873 Merchandise Inventories 4,874 3,642 Accounts Payable 2,014 2,135 Borrowings under revolving credit facility 668 0 Current portion of Long-term debt 164 0 Long-term Debt 1,747 1,909 Key Cash Flow items October 29, 2022 (Dollars in Millions) Three Months Ended Nine Months Ended Operating Cash Flow $ 121 $ (425) Capital Expenditures (185) (733) Net, Finance lease and Financing obligations (22) (72) (1) $ (86) $ (1,230) Free Cash Flow 9 (1) - Free Cash Flow is a non-GAAP ﬁnancial measures. Please refer to the reconciliation included in the Appendix for more information.

2022 Outlook Commentary 10

Fourth Quarter 2022 Considerations Strengths Challenges • 600+ Sephora at Kohl’s shops open this Holiday vs. 200 last year • Challenging macroeconomic environment with persistently high inflation • Lapping sales headwinds in Q4 2021 due to lack of inventory driven by global supply chain issues • Recent demand trends have been unpredictable when comparing to last year • Amplify value-driven messaging and product newness • Expectation that holiday season will be competitive • Remain agile with disciplined inventory and expense management and highly promotional • Unexpected CEO transition 11

Our Strategy 12

Our Strategy Introduced Oct. 2020 The most trusted retailer of choice for the Active and Casual lifestyle Expand Disciplined Strong Operating Capital Drive Top Line Growth Organizational Margin Management Core Agile, Destination for Differentiated Operating Leading with Maintain Strong Accountable Active & Casual Omnichannel Margin Goal Loyalty & Value Balance Sheet & Inclusive Lifestyle Experience of 7% to 8% Culture Creating Long-term Shareholder Value Return to growth Expand operating margin Solid cash flow generation Return capital to shareholders Maintain strong balance sheet 13

Committed to Creating Long-Term Value Kohl’s Long-term Financial Framework 1 SALES GROWTH OPERATING MARGIN EPS GROWTH Low-Single Mid-to-High 7% to 8% + = Digits % Single Digits % Capital Allocation Principles Strong Significant Capital Invest in Growth Balance Sheet Returns (1) Mid-to-High single digits EPS growth off of FY22 base 14

Multiple initiatives to support future growth



Destination for the Active & Casual Lifestyle

- Be a leading destination for casual and active apparel for the family
- Women's: Focus on adjacent categories including dress and elevated casual, and amplify inclusivity
- Men's: Recent brand introductions of Tommy Hilfiger, Eddie Bauer, Hurley, and Calvin Klein
- Denim: Leading destination for national branded denim (Levi's, Lee) along with value-oriented private label offerings (Sonoma, Lauren Conrad)
- Active: Fuel growth in Active to at least 30% of sales, driven by key national brands (Nike, Under Armour, Adidas)


SEPHORA

Grow Sephora to a $2 Billion Business

- Kohl's stores with Sephora continue to outperform the balance of chain, attracting new customers and driving traffic
- ~600 Sephora shops open to date, with another 250 planned for 2023, taking our total to 850 2,500 sq. ft. shops
- Working with Sephora to design a smaller footprint concept for our remaining 300 stores, creating a Sephora presence across our entire store base
- Drive innovation across partnership (impulse merchandising, Sephora gift cards)
- Expanding holiday gifting assortment and increasing marketing investment to drive traffic during holiday 2022



Leading with Loyalty & Value

- Kohl's Cash: Iconic and differentiated loyalty device that provides a fly-wheel effect on customer return visits
- Kohl's Rewards: 30M+ loyalty members spend 2x more than non-loyalty members
- Kohl's Card: Industry-leading private label credit card
  - Enhanced rewards to get 50% more on every purchase (7.5%)
  - Launching co-branded card
- Loyalty platform drives enhanced personalized marketing and efficiencies



Differentiated Omnichannel Experience

- Long-term opportunity to open 100 new smaller format stores, including several in 2022 and 2023
- Expanding omni capabilities in stores
  - Self-service BOPUS in all stores in 2022
  - Piloting self-returns
  - Testing self-service checkout
- Enhancing digital experience to drive growth
  - Expanded online assortment through Kohl's Marketplace
  - Kohl's Media Network

KOHL'S

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We remain confident in our ability to expand operating margin to 7% to 8% Gross Margin Drivers SG&A Expense Management Initiatives • Drive inventory turn of 4.0x+ Transform labor across • Scale self-service across chain • Dynamic inventory allocation stores and fulfillment Inventory Management • Drive productivity across fulfillment centers to mitigate • Strategic focus on more productive centers wage inflation categories • Continue to leverage our centralized Build on initial success sourcing and direct factory negotiations • Goal to lower spend ratio to 4.0% of Sourcing Cost Savings in improving marketing sales or below • Developing strategies to further reduce + efficiency reliance on third party agents • Simplified pricing while reducing • Reduced technology expenses by promoted offers Optimizing Price / Focused on maintaining rebalancing technology staff with more Promotion Strategies technology efficiency • Greater deployment of targeted and internal labor personalized offers Gross Margin 36% to 37% SG&A Expense Ratio 27% to 28% We are confident in our long-term ability to navigate ongoing margin pressure from cost inflation, higher freight expense, wage investments, and increasing digital penetration 16

Long-standing focus on ESG Stewardship • Environmental, Social, and Governance stewardship is a key component of our strategy and our vision, and guides how we interact with our customers, employees, and our communities Culture Community Climate 100,000 $815M+ Net Zero by 2050 Associates donations through Kohl’s Cares committed to reducing GHG emissions 8 5.5M+ 165 Business Resource Groups volunteer hours served by Kohl’s associates solar and wind locations D&I Framework Tripling Spend 146 introduced in 2020 among diverse suppliers by 2025 EV charging locations 4 17 Note: See Kohl’s 2021 ESG Report for a thorough overview of the company’s eﬀorts

Appendix 18

Reconciliations Free Cash Flow October 29, 2022 ($ in millions) Three Months Ended Nine Months Ended Net cash provided by operating activities $ 121 $ (425) Acquisition of property and equipment (185) (733) Finance lease and financing obligation payments (26) (81) 4 9 Proceeds from financing obligations Free Cash Flow $ (86) $ (1,230) 19